Subsequent Event	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Event

NOTE 20 – Subsequent Events

a)

In January 2019, the Company granted 1,821,424 stock options to certain officers, directors, employees and consultants of the Company with an exercise price of $1.74 per option exercisable for a period of 5 years vesting one-third immediately and one-third every year thereafter. In addition, the Company granted 664,730 restricted share units to certain officers and directors vesting one-third every year. Furthermore, 50,000 stock options expired unexercised.

b)

In March 2019, the Company granted 50,000 stock options to an officer of the Company with an exercise price of $1.49 per option exercisable for a period of 5 years vesting one-third immediately and one-third every year thereafter. Furthermore, 120,000 stock options were exercised for proceeds of $88,400.